UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2017

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22563	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

195 Montague Street, 14th Floor

Brooklyn, NY 11201

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2017, SG Blocks, Inc. (the “Company”) filed a Certificate of Amendment (the “Preferred Stock Amendment”) to the Certificate of Designation of Preferences, Rights and Limitations (the “Certificate of Designation”) of its Series A Convertible Preferred Stock (the “Preferred Stock”) with the Secretary of State of the State of Delaware to increase the stated value of the Preferred Stock, as described in Section 2 of the Certificate of Designation, from $1.00 to $3.00. The Preferred Stock Amendment was approved by holders of a majority of the outstanding shares of the Preferred Stock.

A copy of the Preferred Stock Amendment is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to Certificate of Designation, dated May 11, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2017

SG Blocks, Inc.

By:	/s/ Mahesh Shetty
Mahesh Shetty
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit	Description
3.1	Certificate of Amendment to Certificate of Designation, dated May 11, 2017.

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